Exhibit 10.2

This Instrument Prepared by:

WHEN RECORDED MAIL TO:

Daniel D. White, Esq. One Corporate Plaza, Suite 110 Newport Beach, CA 92660-7924

ASSIGNMENT OF SPECIAL WARRANTY DEED

This Assignment of Special Warranty Deed ("Assignment"), is entered into on June 24, 2013, by and between BONAIR, LLC, a Nevada limited liability company ("BONAIR "), and INSPIRED BUILDERS, INC., a Nevada corporation ("ISRB").

RECITALS

WHEREAS, on May 21, 2012, MKA CAPITAL GROUP ADVISORS, LLC, having its principal place of business at One Corporate Plaza Drive, Suite 110, Newport Beach, CA 92660, herein called the original grantor, granted to BONAIR, having its principal place of business at One Corporate Plaza Drive, Suite 110, Newport Beach, California 92660, herein also referred to as the original grantee, that certain land situated in Duval County, State of Florida, (the "PROPERTY"), more fully described on Exhibit "1";

NOW, THEREFORE, for good and valuable consideration, BONAIR and ISRB agree as follows:

1.	That BONAIR hereby sells, grants assigns and transfers to ISRB all of BONAIR's right, title and interest in the PROPERTY;

2.
That BONAIR makes no representations or warranties as to the PROPERTY. This Assignment is made "AS IS, WHERE IS" with all faults and without any representations, warranties, express, implied or statutory.

BONAIR, LLC,
a Nevada limited liability company

By:
DANIEL D. WHITE
Title:	Manager

INSPIRED BUILDERS, INC., a Nevada corporation

By:
MATTHEW J. NORDGREN
Title:	Chief Financial Officer

EXHIBIT "1"

PARCEL D:

A part of the unsurveyed portion of Section 14, Township 1 South, Range 27 East, Duval County, Florida, as recorded in Deed Book 1754, page 427 and Official Records Book 201, page 318, said public records, being more particularly described as follows:

Commence at the intersection of the northerly prolongation of the east line of Government Lot 4, Section 23, Township 1 South, Range 27 East, and the northerly right-of-way line of Hecksher Drive (a 200 foot right-of-way as now established); thence North 89 degrees 20 minutes 20 seconds West along said right-of-way, a distance of 1200 feet to the Point of Beginning; thence continue North 89 degrees 20 minutes 20 seconds West, a distance of 624 feet, more or less, to the approximate high water line of Dunn's Creek; thence northeasterly, easterly and southeasterly along the meanderings of the approximate high waterline of Dunn's Creek to a point that lies North 0 degrees 27 minutes East and 62 feet from the point of beginning; thence South 0 degrees 27 minutes West, 62 feet to the Point of Beginning.